UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2009

APOLLO GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado	80111-3220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 886-9656

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Deferral of Payments under Black Fox Project Facility

On September 29, 2009, Apollo Gold Corporation (the “Company”) announced that RMB Australia Holdings Limited (“RMB”), Macquarie Bank Limited (“Macquarie” and, together with RMB, the “Financiers”) and RMB Resources Inc. had agreed to defer the first scheduled repayment of $9,300,000 due on September 30, 2009 (the “First Repayment”) under the $70,000,000 project finance facility between the Company and the Financiers entered into on February 20, 2009 (the “Project Facility”) and the requirement to fund the associated Debt Service Reserve Account (the “Funding Obligation”) also due on September 30, 2009, which, in accordance with the terms of the Project Facility, requires a reserve amount equal to, at all times after initial funding, the greater of $5,000,000 or the aggregate repayment amount due on the next repayment date (the “First Deferral”).  The First Deferral deferred satisfaction of these obligations until the earlier to occur of (i) the completion of the Financiers’ technical review process of the Black Fox mine and (ii) December 31, 2009.

On December 30, 2009, the Company entered into an agreement (the “Agreement”) with the Financiers pursuant to which the Financiers agreed to further defer the First Repayment and the Funding Obligation, and to defer the second scheduled repayment of $6,000,000 due on December 31, 2009, in each case, until the earlier to occur of (i) the completion of the Financiers’ technical review process of the Black Fox mine and (ii) February 28, 2010.

Extension of Closing Deadline in Sale of Montana Tunnels

On December 9, 2009, the Company entered into a replacement letter of intent (the “New LOI”) with Elkhorn Goldfields LLC (“Elkhorn”), Calais Resources, Inc. and Calais Resources Colorado, Inc. (together with Calais Resources, Inc., “Calais”) pursuant to which Elkhorn agreed, subject to the terms and conditions contained in the New LOI, to purchase all the outstanding capital stock in Montana Tunnels Mining, Inc., an indirect wholly owned subsidiary of the Company (“Montana Tunnels”), which includes the 50% interest held by Montana Tunnels in the joint venture agreement with Elkhorn Tunnels, LLC (an affiliate of Elkhorn), the Diamond Hill mine and mill and any and all ancillary assets related thereto.  The New LOI provided a deadline of December 30, 2009 for satisfaction of the conditions contained in the New LOI.  On December 30, 2009, the Company, Elkhorn and Calais agreed to extend this deadline from December 30, 2009 to January 8, 2010 (the “Extension Letter”).

The foregoing descriptions are qualified in their entirety by reference to the Agreement and the Extension Letter attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

10.1	Agreement dated December 30, 2009 between Apollo Gold Corporation, RMB Australia Holdings Limited and Macquarie Bank Limited and RMB Resources Inc.

10.2	Letter Agreement dated December 30, 2009 between Apollo Gold Corporation, Elkhorn Goldfields LLC, Calais Resources, Inc. and Calais Resources Colorado, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 4, 2010

APOLLO GOLD CORPORATION

By:	/s/ Melvyn Williams
Melvyn Williams
Chief Financial Officer and Senior Vice President – Finance and Corporate Development